Monolithic Power Systems
Q3 '22 Earnings Webinar

Michael Hsing – CEO and Founder
Bernie Blegen – VP and CFO

October 27, 2022

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying webinar will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including under the sections "Business Outlook" and the quote from our CEO herein, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, litigation expenses, interest income, and fully diluted shares outstanding, (ii) our outlook for the remainder of 2022 and the medium to long-term prospects of the company, including our performance against our business plan, our ability to grow despite the softening in our business, our industry and the global economic environment, revenue growth in certain of our market segments, potential new business segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, our expectations regarding market and industry segment trends and prospects, and our projected expansion of capacity and the impact it may have on our business, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS's products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to increase market share in our targeted markets; our ability to meet customer demand for our products due to constraints on our third-party suppliers' ability to manufacture sufficient quantities of our products or otherwise; our ability to expand manufacturing capacity to support future growth; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS's schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to manage our inventory levels; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; adverse events arising from orders or regulations of governmental entities, including such orders or regulations that impact our customers, and adoption of new or amended accounting standards; the effect of epidemics and pandemics, such as the COVID-19 outbreak, on the global economy and on our business; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS's financial performance if its tax and litigation provisions are inadequate; adverse changes to the global economy, including due to the Russia-Ukraine conflict and the global economic downturn; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of the COVID-19 pandemic and the Russia-Ukraine conflict); our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified under the caption "Risk Factors" and elsewhere in MPS's Securities and Exchange Commission ("SEC") filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on February 25, 2022 and our Quarterly Reports on Form 10-Q filed with the SEC on May 10, 2022 and August 5, 2022. The forward-looking statements in this press release and statements made during the accompanying webinar represent MPS's projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying webinar.

Non-GAAP Measures

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP other income, net, non-GAAP operating income and non-GAAP income before taxes differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, other income (expense), net, operating income and income before taxes determined in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, deferred compensation plan income/expense, amortization of purchased intangible assets and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP operating expenses exclude the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income/expense. Non-GAAP other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income/expense. Non-GAAP income before taxes excludes the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS's core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Quarterly Revenue 2019 to 2022

$ in millions


$500
$450
$400
$350
$300
$250
$200
$150
$100
$141.4
$165.8
$254.5
$377.7
$151.0
$186.2
$293.3
$461.0
$168.8
$259.4
$323.5
$495.4
$166.7
$233.0
$336.5
'19
'20
'21
'22
Q1
Q2
Q3
Q4

Revenue by Market – Q3'22

	% Change From		% of Total
	Q2'22	Q3'21	Revenue
Automotive	42.7 %	60.0 %	17.6%
Communications	21.9 %	61.8 %	14.6%
Enterprise Data	15.5 %	153.1 %	15.2%
Industrial	5.1 %	12.5 %	11.8%
Storage and Computing	-7.7 %	63.9 %	22.8%
Consumer	-8.4 %	21.1 %	18.0%
Total Revenue	7.5%	53.1%	100.0%

MPS

Selected P&L Data

$ and shares in millions, except per share amounts

	Q3'22	Q2'22	Q3'21
Revenue	$495.4	$461.0	$323.5
GAAP			
Gross Margin	58.7%	58.8%	57.6%
OPEX	$139.0	$129.1	$109.2
Operating Income	$151.9	$141.9	$77.1
Operating Margin	30.7%	30.8%	23.8%
Stock Comp.	$43.0	$42.9	$31.6
Net Income	$124.3	$114.7	$68.8
EPS	**$2.57**	**$2.37**	**$1.44**
Shares O/S (FD)	48.3	48.3	47.9
Non-GAAP			
Gross Margin	59.0%	59.0%	57.8%
OPEX	$98.4	$92.7	$78.7
Operating Income	$193.7	$179.4	$108.4
Operating Margin	39.1%	38.9%	33.5%
Net Income	$170.7	$157.0	$98.6
EPS	**$3.53**	**$3.25**	**$2.06**

Selected Balance Sheet Data

$ in millions

	Q3'22	Q2'22	Q3'21
Cash, Cash Equivalents & Investments	$738.1	$814.1	$744.5
Cash Flow from Operations	($18.2)	$105.2	$117.8
Capital Spending	$7.3	$11.8	$18.6
Accounts Receivable			
Dollars	$153.4	$125.5	$79.9
Days	28	25	22
Inventory			
Dollars	$397.4	$359.6	$208.1
Days – Current quarter revenue	167	172	138
Next quarter's revenue	189	160	133

2022 Q4 Outlook

$ and shares in millions

	Range	
	From	To
Revenue	$450.0	$470.0
GAAP		
Gross Margin	58.1%	58.7%
R&D and SG&A Expenses	$131.0	$135.0
Non-GAAP		
Gross Margin	58.3%	58.9%
R&D and SG&A Expenses	$94.4	$96.4
Total Stock Compensation Expense	$37.7	$39.7
Litigation Expense	$1.3	$1.7
Interest Income	$1.1	$1.5
Shares Outstanding (FD)	48.2	49.2

Monolithic Power Systems
Q3 '22 Earnings Webinar

Michael Hsing – CEO and Founder
Bernie Blegen – VP and CFO

October 27, 2022

rev 20180504

Net Income to Non-GAAP Net Income Reconciliation

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2022	2021	2022	2021
Net income	$ 124,337	$ 68,770	$ 318,582	$ 169,352
Adjustments to reconcile net income to non-GAAP net income:				
Stock-based compensation expense	42,997	31,572	125,723	92,282
Amortization of purchased intangible assets	33	11	99	11
Deferred compensation plan expense (income)	125	76	(350)	309
Tax effect	3,161	(1,804)	1,885	(7,382)
Non-GAAP net income	$ 170,653	$ 98,625	$ 445,939	$ 254,572
Non-GAAP net income per share:				
Basic	$ 3.64	$ 2.15	$ 9.56	$ 5.56
Diluted	$ 3.53	$ 2.06	$ 9.23	$ 5.33
Shares used in the calculation of non-GAAP net income per share:				
Basic	46,829	45,970	46,643	45,754
Diluted	48,349	47,852	48,295	47,772

MPS

GAAP to Non-GAAP Reconciliation

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021
Gross profit	$ 290,902	$ 186,311	$ 780,743	$ 491,585
Gross margin	58.7%	57.6%	58.5%	56.4%
Adjustments to reconcile gross profit to non-GAAP gross profit:				
Stock-based compensation expense	1,186	922	3,691	2,622
Deferred compensation plan expense (income)	5	(190)	(46)	100
Non-GAAP gross profit	$ 292,093	$ 187,043	$ 784,388	$ 494,307
Non-GAAP gross margin	59.0%	57.8%	58.8%	56.7%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ended September 30, 2022	Three Months Ended September 30, 2021	Nine Months Ended September 30, 2022	Nine Months Ended September 30, 2021
Total operating expenses	$ 139,031	$ 109,180	$ 390,850	$ 307,740
Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:				
Stock-based compensation expense	(41,811)	(30,650)	(122,032)	(89,660)
Amortization of purchased intangible assets	(33)	(11)	(99)	(11)
Deferred compensation plan income (expense)	1,210	134	8,911	(2,847)
Non-GAAP operating expenses	$ 98,397	$ 78,653	$ 277,630	$ 215,222

MPS

GAAP to Non-GAAP Reconciliation

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2022	2021	2022	2021
Total operating income	$ 151,871	$ 77,131	$ 389,893	$ 183,845
Adjustments to reconcile total operating income to non-GAAP total operating income:				
Stock-based compensation expense	42,997	31,572	125,723	92,282
Amortization of purchased intangible assets	33	11	99	11
Deferred compensation plan expense (income)	(1,205)	(324)	(8,957)	2,948
Non-GAAP operating income	$ 193,696	$ 108,390	$ 506,758	$ 279,086

RECONCILIATION OF OTHER INCOME (EXPENSE), NET, TO NON-GAAP OTHER INCOME, NET
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2022	2021	2022	2021
Total other income (expense), net	$ 5	$ 793	$ (5,720)	$ 6,411
Adjustments to reconcile other income (expense), net to non-GAAP other income, net:				
Deferred compensation plan expense (income)	1,330	399	8,607	(2,639)
Non-GAAP other income, net	$ 1,335	$ 1,192	$ 2,887	$ 3,772

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2022	2021	2022	2021
Total income before income taxes	$ 151,876	$ 77,924	$ 384,173	$ 190,256
Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:				
Stock-based compensation expense	42,997	31,572	125,723	92,282
Amortization of purchased intangible assets	33	11	99	11
Deferred compensation plan expense (income)	125	76	(350)	309
Non-GAAP income before income taxes	$ 195,031	$ 109,583	$ 509,645	$ 282,858

MPS

GAAP to Non-GAAP Reconciliation

2022 FOURTH QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending December 31, 2022	
	Low	**High**
Gross margin	58.1%	58.7%
Adjustment to reconcile gross margin to non-GAAP gross margin:		
Stock-based compensation expense	0.2	0.2
Non-GAAP gross margin	58.3%	58.9%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES
(Unaudited, in thousands)

	Three Months Ending December 31, 2022	
	Low	**High**
R&D and SG&A expenses	$ 131,000	$ 135,000
Adjustments to reconcile R&D and SG&A expenses to non-GAAP R&D and SG&A expenses:		
Stock-based compensation expense	(36,600)	(38,600)
Non-GAAP R&D and SG&A expenses	$ 94,400	$ 96,400